AFL-CIO Housing Investment Trust
Helping Build New Jersey - The Union Way July 2019

The AFL-CIO Housing Investment Trust builds on over 30 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

The State of New Jersey is a strong market for the HIT. Since inception, the HIT has invested $756 million and its subsidiary, Building America CDE (BACDE), has awarded $41.7 million in new markets tax credits to help finance 34 projects with a total development investment of $1.2 billion. These projects have built or preserved over 5,480 housing units and created an estimated 15.3 million hours of union construction work.*

Economic and Fiscal Impacts of the HIT- and Building America-Financed Projects in New Jersey
In 2018 Dollars, Since Inception*

$2.7B total economic benefits

$1.2B personal income

15,891 total jobs across industry segments

7,684 union construction jobs, 15.3M hours of work

$110.5M state and local tax revenue generated

The Sovereign: The HIT provided $66.0 million in financing for the new construction of the Sovereign in Hoboken. It is a 261-unit project with a total development cost of $72.1 million. The HIT created an estimated 610 union construction jobs.

New Brunswick Performing Arts Center (NBPAC): Building America provided $7.0 million of New Markets Tax Credits. The 78,000-square-foot cultural center in New Brunswick is expected to create approximately 410 new union construction jobs.

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of June 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Projects in New jersey Since Inception (1984-2Q 2019)*

The HIT has invested $756 million and its subsidiary Building America CDE (BACDE) has awarded $41.7 million in tax credits to help finance 34 projects with a total development investment of $1.2 billion in New Jersey. These projects are creating an estimated 15.3 million hours of union construction work.

Project	Location	Units	HIT Investment/ BACDE NMTC Allocation	TDC	Union Jobs
Barnegat	Barnegat	120	$4,581,900	$5,040,090	46
Voorhees Pediatric Center	Voorhees	90	$4,473,100	$4,920,410	43
Regent Care Center	Hackensack	180	$8,120,131	$8,932,144	76
Woodland Care Center	Camden	180	$6,108,400	$6,719,240	55
Hudson Square	Hoboken	150	$19,847,300	$21,832,030	141
Health Center of Bloomingdale	Passaic County	120	$8,562,900	$9,419,190	59
NJ Aids	Scattered Sites	34	$995,894	$5,828,212	46
Tower of America West	Jersey City	315	$41,836,100	$46,484,556	369
NJ Aids Scattered Housing II	Various Cities	30	$813,161	$5,392,540	42
Riverwatch Commons	New Brunswick	117	$7,948,300	$11,546,454	68
Chancery Apartments	Morristown	108	$12,535,200	$13,928,000	81
Excelsior II	Hackensack	268	$41,896,700	$46,551,889	351
Tower of America East	Jersey City	444	$54,238,100	$62,271,644	469
Assisted Living of Berlin	Berlin	115	$10,430,285	$12,205,148	65
Assisted Living of Forked River	Forked River	104	$10,287,073	$11,985,300	71
Assisted Living of Vineland	Vineland	115	$10,203,965	$11,852,659	63
North Constitution Apartments	Hoboken	138	$23,426,100	$26,040,334	178
South Constitution Apartments	Hoboken	172	$28,785,900	$31,984,333	220
The Siena	Jersey City	220	$35,502,600	$39,460,000	271
333 River Street (South Waterfront)	Hoboken	526	$91,240,533	$119,660,593	805
Southampton at Newport	Jersey City	409	$46,760,800	$53,926,077	363
Pacific at Newport	Jersey City	336	$51,242,300	$59,336,805	386
North Independence	Hoboken	185	$37,495,800	$46,432,071	294
South Independence	Hoboken	150	$29,056,300	$34,300,000	217
North Independence (Addt’l. Financing)	Hoboken	-	$8,500,000	$8,500,000	-
Sovereign Apartments	Hoboken	261	$66,000,000	$72,110,256	609
Columbus Tower	Jersey City	392	$75,000,000	$92,115,485	752
Sovereign Apartments (Addt’l. Financing)	Hoboken	-	$2,000,000	$2,000,000	-
South Independence (Addt’l. Financing)	Hoboken	-	$17,904,453	$17,904,453	-
Mac Mahon Student Center**	Jersey City	-	$10,000,000	$49,100,000	308
Cooper Cancer Institute**	Camden	-	$7,000,000	$58,849,008	412
Halsey Street Teachers Village A**	Newark	123	$10,000,000	$64,172,270	316
Halsey Street Teachers Village B**	Newark	81	$7,700,000	$20,510,655	97
New Brunswick Performing Arts Center**	New Brunswick	-	$7,000,000	$83,878,634	411
TOTAL HIT AND BACDE (SINCE INCEPTION)		5,483	$797,493,295	$1,165,190,480	7,684

*Jobs and hours figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of June 30, 2019.

** Building America CDE, a subsidiary of the HIT, provided New Markets Tax Credits for these projects.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

July 2019